SECOND AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS SECOND  AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY  AGREEMENT
(this
"Amendment") is entered into as of this 15th day of December, 1995, by and between MONUMENT MORTGAGE, INC., a California corporation (the
"Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a Single-Family revolving warehouse facility with a present Commitment Amount of Ten Million
Dollars ($10,000,000), to finance the origination and acquisition of Mortgage
Loans as evidenced by a Warehousing Promissory Note in the principal sum of Ten
Million Dollars ($10,000,000), dated as of March 22, 1995, a Sublimit
Promissory
Note in the principal sum of Six Million Dollars ($6,000,000), dated as of March
22, 1995, a Working Capital  Promissory Note in the principal sum of One
Million
Dollars  ($1,000,000),  dated as of March 22, 1995,  and a Term Loan
Promissory
Note in the principal sum of One Million Dollars ($1,000,000), dated as of March
22, 1995, (the "Notes"), and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented
(the "Agreement"); and

     WHEREAS, the Company has requested the Lender to extend the period for which the Commitment under the Agreement has been made, and the Lender has agreed to such extension subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

     2. The Effective Date of this Amendment shall be December 31, 1995, the date on which the Company has complied with all the terms and conditions of this
Amendment.

     3.  The  definitions  of  Warehousing  Maturity  Date and  Working
Capital
Maturity Date in section 1.1 of the Agreement shall be amended by inserting the date "January 31, 1996" in place of "December 31, 1995" wherever it appears in such definitions.

     4. The Company shall deliver to the Lender (a) an executed original of this
Amendment; and (b) a $250 Document Production Fee.

     5. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the
Company  enforceable in accordance with their terms, as modified herein,
(c) the
Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan
Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

     6. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                 MONUMENT MORTGAGE, INC.,
                                 a California corporation


                                 By:________________________________
                                 Its:  Senior Vice President/CFO


                                 RESIDENTIAL FUNDING CORPORATION,
                                 a Delaware corporation


                                 By:________________________________
                                 Its:  Director

STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On August 7, 1995, before me, a Notary Public, personally appeared
Paul
Garrigues,   the  Senior  Vice  President/CFO  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                  Notary Public__________________________
                                  My Commission Expires:_________________
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On July 27, 1995, before me, a Notary Public, personally appeared D.
Graham Shipman, the Director of RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                   Notary Public_________________________
                                   My Commission Expires:________________
(SEAL)

                              CONSENT OF GUARANTORS


         The undersigned,  being the Guarantors under their respective
Guaranty
dated as of March 22, 1995,  hereby  consent to the foregoing  Amendment and the
transactions   contemplated   thereby  and  hereby  modify  and  reaffirm
their
obligations under their respective Guaranty so as to include within the term
"Guaranteed Debt" the indebtedness, obligations and liabilities of the Company under this Amendment. The Guarantors hereby reaffirm that their obligations under their respective Guaranty are separate and distinct from the Company's obligations to Lender, and that their obligations under their respective
Guaranty are in full force and effect, and each hereby waives and agrees not to assert any anti-deficiency protections or other rights as a defense to their obligations under their respective Guaranty, all as more fully set forth in each
Guaranty, the terms of each of which are incorporated herein as if fully set forth herein.

         The Guarantors hereby  irrevocably waive any claim or other rights that
they may now or  hereafter  acquire  against  the  Company  that arises from the
existence,  payment,  performance or enforcement of the Guarantor's obligations
under  the  Guaranty,   including  any  right  of  subrogation,
reimbursement,
exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights.
If any amount shall be paid to the Guarantors in violation of the preceding sentence and the Guaranteed Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to the Guarantors for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.

         Each Guarantor further agrees, upon Lender's request, to execute for the benefit of Lender an additional guaranty in form and content acceptable to
Lender and conforming to their respective Guaranty in connection with the foregoing Amendment.

         This  Consent  of   Guarantors   may  be  executed  in  any
number  of
counterparts, and by the parties hereto in separate counterparts, each of which, when so executed, shall be an original, but all such counterparts shall together constitute one and the same instrument.


                                 GUARANTORS:


                                 ___________________________________
                                 JAMES W. NOACK


                                 ___________________________________
                                 JAMES A. UMPHRYES

STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On August 7, 1995, before me, a Notary Public, personally appeared
JAMES W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                  Notary Public____________________________
                                  My Commission Expires:___________________
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On July 27, 1995, before me, a Notary Public, personally appeared
JAMES
A. UMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                  Notary Public___________________________
                                  My Commission Expires:__________________
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE, INC.


     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC., a California corporation (the "Company"), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has complied with all certifications, filings and requirements necessary to continue as a corporation in the State of California and for each state where the Company is transacting business as a foreign corporation.

     2. In connection with the Single-Family revolving warehouse facility made to the Company by RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the
"Lender") pursuant to the terms of a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented
(the "Agreement"), the Company has the valid power and authority to execute and deliver to the Lender the Second Amendment to Warehousing Credit and Security
Agreement.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of Directors of the Company; or (b) at a meeting of the Board of Directors of the Company held on the 8th day of December, 1995, at which meeting a quorum was present. I am the keeper of the Minute Book of the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     4. There have been no amendments to the Articles of Incorporation or Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 19th day of December , 1995.


                                   ______________________________
                                   Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the
"Company"),
has  entered   into  a   Single-Family   revolving   warehouse   facility
(the
"Commitment"),   with  a  present  commitment  amount  of  Ten  Million
Dollars
($10,000,000) (the "Commitment Amount"), with RESIDENTIAL FUNDING
CORPORATION, a
Delaware  corporation (the "Lender"),  as evidenced by a Warehousing
Promissory
Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of
March 22, 1995, a Sublimit  Promissory  Note in the principal sum of Six
Million
Dollars  ($6,000,000),  dated as of March 22, 1995, a Working Capital
Promissory
Note in the principal sum of One Million Dollars ($1,000,000), dated as of March
22, 1995,  and a Term Loan  Promissory  Note in the principal sum of One
Million
Dollars ($1,000,000), dated as of March 22, 1995, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company proposes to extend the period for which the Commitment has been made;

     WHEREAS, to evidence such extension of the Commitment, the Company proposes to execute and deliver a Second Amendment to Warehousing Credit and Security
Agreement (the "Amendment"), a copy of which has been presented to the Board of
Directors of this Company; and

     WHEREAS, the Board of Directors of this Company have determined that it will be in the best interests of this Company for the Company to extend the
Commitment.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on their behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall amend the Commitment to be evidenced by the Amendment.

     FURTHER RESOLVED, that the Amendment in the form presented to the Board of
Directors of this Company is hereby approved and a copy thereof is filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following officers of the Company: President, Executive Vice President,
Senior Vice  President,  Assistant Vice  President,  Secretary,  Vice
President,
Assistant Sec. (list titles of officers authorized, do not list individual names), shal1 be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the Amendment in the form approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that the Company hereby authorizes the Lender to accept the Company's bailee pledge agreements, advance requests, shipping requests, wire transfer instructions and security delivery instructions transmitted to the
Lender via facsimile or electronic transmission, and that said documents, when transmitted by facsimile or electronic transmission, shall have the same force and effect as the originals.

     FURTHER RESOLVED, that such officers shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitment and to carry out the purport and intent of the foregoing Resolutions.